Exhibit 10.1

CERTAIN IMMATERIAL PROVISIONS OF THIS DOCUMENT THAT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED (INDICATED BY AN ASTERISK [***]) HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K. A COPY OF THE UNREDACTED DOCUMENT WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

Execution Version

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 1, 2024 (the “Effective Date”), is entered into by and among SUBROGATION HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), MSP RECOVERY, LLC, a Florida limited liability company (the “Owner Pledgor”), JRFQ HOLDINGS, LLC, a Delaware limited liability company (“Mortgagor Parent”), 4601 CORAL GABLES PROPERTY, LLC, a Florida limited liability company (“Mortgagor”), MSP Recovery Claims, Series LLC – Series 15-09-321, a registered series of MSP Recovery Claims, Series LLC, a Delaware limited liability company, and a Subsidiary of the Borrower (the “Assignee”), NY CLAIMS HOLDINGS, LLC, a Delaware limited liability company and a Subsidiary of the Owner Pledgor (the “[***] Claims Subsidiary”), and HAZEL PARTNERS HOLDINGS LLC, a Delaware limited liability company, as Lender (the “Lender”) and as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrower, the Owner Pledgor, the Mortgagor Parent, the Mortgagor, the Assignee, the Lender and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement, dated as of November 10, 2023, as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of December 15, 2023, and as further amended by that certain Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of December 22, 2023 (as amended, the “Existing Credit Agreement”), pursuant to which the Lender agreed to make term loan facilities available to the Borrower on the terms and conditions set forth therein;

WHEREAS, the Borrower, the Owner Pledgor, the Mortgagor Parent, the Mortgagor, the Assignee, the Lender and the Administrative Agent wish to amend the Existing Credit Agreement on the terms and conditions as hereinafter set forth; and

WHEREAS, the [***] Claims Subsidiary is being added to the Existing Credit Agreement as Credit Parties.

NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Credit Agreement is amended as follows, effective immediately as of the Effective Date.

ARTICLE I

AMENDMENT TO EXISTING CREDIT AGREEMENT

1.1 The definitions and principles of construction and interpretation set forth in Section 1 of the Existing Credit Agreement shall apply to, and are hereby incorporated by reference in, this Amendment.

1.2. Effective as of the Effective Date, the Existing Credit Agreement is hereby amended and restated in its entirety (a) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Existing Credit Agreement, attached hereto as Exhibit 1 and made a part hereof for all purposes.

1.3. Each of the Credit Parties hereby (a) acknowledges and consents to the execution and delivery of this Amendment, (b) agrees that this Amendment shall not limit or diminish the obligations of such Person arising under or pursuant to the Collateral Documents and the other Credit Documents to which it is a party effective immediately prior to the date hereof except to the extent expressly amended by this Amendment, and (c) reaffirms all of its obligations and Liens on any collateral which have been granted by it in favor of the Administrative Agent under the Credit Documents to which it is a party effective immediately prior to the date hereof.

1.4. All references in any of the Credit Documents to the “Credit Agreement” shall mean the Existing Credit Agreement, as amended by this Amendment and as may be further amended, restated, increased, extended, supplemented or otherwise modified from time to time.

ARTICLE II

DISTRIBUTION AND CONTRIBUTION OF [***] CLAIMS

2.1. Distribution and Contribution. As promptly as practicable after the Effective Date (but in no event more than five (5) days after the Effective Date), Owner Pledgor shall, and shall cause its Affiliates to, take, agree to take, or cause to be taken, any and all actions and do, or cause to be done, any and all things necessary, proper or advisable under any Applicable Laws or otherwise, so as to (a) distribute the [***] Claims (as defined below) free and clear of any Liens from Series 16-08-483, a designated series of MSP Recovery Claims, Series LLC to Borrower (the “Distribution”); and (b) immediately following the Distribution, Borrower shall contribute the [***] Claims free and clear of any Liens from Borrower to the [***] Claims Subsidiary (the “Contribution”). Owner Pledgor shall notify the Lender promptly following any material development that may impact the timely completion of the Distribution and/or the Contribution.

For purposes of this Amendment, “[***] Claims” means Claims with date of service commencing September 30, 2017 and ending July 23, 2024 set forth in (a) that certain Confidential Purchase Agreement, dated as of March 20, 2018, by and among [***] (collectively, “[***]”), on the one hand, and the assignee Series 16-08-483, a designated series of MSP Recovery Claims, Series LLC, a Delaware series limited liability company, on the other hand; (b) that certain Assignment Agreement, dated as of March 20, 2018, by and among [***], on the one hand, and the assignee Series 16-08-483, a designated series of MSP Recovery Claims, Series LLC, a Delaware series limited liability company, on the other hand; and (c) that certain Amendment of March 20, 2018 Assignment Agreement, dated as of July 23, 2024, by and among [***], on the one hand, and the assignee Series 16-08-483, a designated series of MSP Recovery Claims, Series LLC, a Delaware series limited liability company, on the other hand (together, (a), (b), and (c) the “[***] CCRA”). For purposes of this Amendment, “[***] Prior Claims” means those Claims set forth in the [***] CCRA with dates of service prior to September 30, 2017 owned by Series 16-08-483, a designated series of MSP Recovery Claims, Series LLC, which are not part of the Distribution nor Contribution and are not [***] Claims.

2.2. Restrictions. From and after the Effective Date, in furtherance and not by or limitation of that certain Limited Liability Company Operating Agreement of the [***] Claims Subsidiary, effective as of October 1, 2024, by and among the Owner Pledgor and other parties thereto, the Owner Pledgor shall not, and shall cause its Affiliates not to, sell, convey or otherwise transfer, or grant a security interest in, all or any portion of the [***] Claims to any Person without the prior written consent of the Lender.

2.3. Standalone Agreement. As promptly as practicable after the Effective Date, the Owner Pledgor shall use its best efforts to enter into a standalone, written contract in favor of the [***] Claims Subsidiary (and acknowledged by each of [***] and Virage Recovery Master LP) that shall substantially provide that [***] shall directly perform obligations owed to the [***] Claims Subsidiary in respect of the [***] Claims to the same extent [***] performs those obligations in respect of the [***] Prior Claims under the [***] CCRA, in form and substance satisfactory to the Lender.

ARTICLE III

RECOVERY PROCEEDS PAYMENTS

3.1. Definitions. Capitalized terms used in this Article III shall have the meanings specified in this Section 3.1 or, if not defined in this Section 3.1, as defined elsewhere in this Amendment.

a.
“Recovery Proceeds” means, with respect to any [***] Claim, the full gross proceeds received by the [***] Claims Subsidiary following the Effective Date in respect of such [***] Claim pursuant to the terms of the [***] CCRA, including compensation, interest, penalties and fees which may be paid with respect to such [***] Claim (including any and all cash, securities, instruments or other property which may be paid or issued by defendants or third parties in litigation proceedings in satisfaction of such [***] Claim), less the Law Firm Contingency Fee; it being understood that 100% of such proceeds under the [***] CCRA solely with respect to the [***] Claims are due to the [***] Claims Subsidiary.
b.
“Law Firm Contingency Fee” means an amount equal to the product of (x) the full gross recovery proceeds in respect of the [***] Claims multiplied by (y) 0.2 that is due to the MSP Law Firm pursuant to the Legal Services Agreement.
c.
“Legal Services Agreement” means that certain Legal Services Agreement dated as of May 23, 2022, by and between Lionheart II Holdings, LLC and MSP Law Firm.
d.
“MSP Law Firm” means La Ley con John H. Ruiz P.A., d/b/a MSP Recovery Law Firm, a Florida corporation, and MSP Law Firm, PLLC, a Florida professional limited liability company, jointly and severally.

3.2 Recovery Proceeds Payments. Following the repayment in full of the Operational Collection Floor in accordance with the terms of the Existing Credit Agreement, and prior to any Third Party Sale of All [***] Claims pursuant to Section 4.1 (as defined below), with respect to any Recovery Proceeds received in respect of the [***] Claims by the [***] Claims Subsidiary, (i) the [***] Claims Subsidiary shall pay or cause to be paid fifty percent (50%) of such Recovery Proceeds to the Lender and/or its Affiliates until such time as the Lender and/or its Affiliates have actually received in the aggregate $8,000,000, and (ii) after such time the Lender and/or its Affiliates have actually received in the aggregate $8,000,000 with respect to such Recovery Proceeds, the [***] Claims Subsidiary shall pay or cause to be paid twenty-five percent (25%) of such Recovery Proceeds to the Lender and/or its Affiliates (such allocations pursuant to clauses (i) and (ii), the “Hazel [***] Allocation”). For the avoidance of doubt, in the event of a consummation of any Third Party Sale of Specified [***] Claims (in accordance with the terms of Article IV below) for less than all of the [***] Claims, the Lender and/or its Affiliates shall be entitled to the Hazel [***] Allocation in respect to any remaining [***] Claims that are not included in such Third Party Sale of Specified [***] Claim.

ARTICLE IV

THIRD PARTY SALE OF [***] CLAIMS

4.1. Third Party Sale of All [***] Claims. In the event that either Owner Pledgor or the [***] Claims Subsidiary receives an offer (whether solicited or unsolicited) to sell all (but not less than all) of the [***] Claims to any Person other than Owner Pledgor, Virage Recovery Master LP or any of their respective Affiliates, Owner Pledgor or the [***] Claims Subsidiary, as applicable, shall notify the Lender in writing of the proposed sale (such written notice, the “Sale Notice for All [***] Claims” and such sale, the “Third Party Sale of All [***] Claims”). The Sale Notice for All [***] Claims shall set forth (a) either (1) the aggregate consideration for the Third Party Sale of All [***] Claims and terms and conditions of payment offered by such proposed purchaser or (2) an assessment and appraisal of the [***] Claims, (b) as an attachment, the proposed form of purchase agreement, if available, and (c) a time and place of closing, which shall be no later than sixty (60) days after the date such Sale Notice for All [***] Claims is sent; provided, however, if the exercise of the Third Party Sale of All [***] Claims in accordance with the foregoing would cause an adverse accounting change, then the closing shall be modified as may be required by applicable accounting standards to avoid an adverse change in accounting treatment. Each of Owner Pledgor and the [***] Claims Subsidiary shall provide the Lender and its representatives reasonable access during normal business hours to the relevant books and records relating to the [***] Claims and the [***] Claims Subsidiary. Each of Owner Pledgor and the [***] Claims Subsidiary shall continue providing such access throughout the thirty-day (30-day) period following Owner Pledgor’s or the [***] Claims Subsidiary’s, as applicable, delivery of the Sale Notice for All [***] Claims to the Lender (the “Review Period for All [***] Claims”). Promptly following the Review Period for All [***] Claims, the Lender shall deliver to Owner Pledgor the Hazel Floor Price (as defined below). For purposes of this Article IV, the “Hazel Floor Price” means with respect to all of the [***] Claims, the amount determined by the Operating Committee of the Lender in its good faith judgment using commonly accepted valuation techniques; provided, however, that in no event shall the Hazel Floor Price be less than the outstanding principal amount of the Operational Collection Floor, to the extent applicable. In no event shall Owner Pledgor and/or the [***] Claims Subsidiary consummate the Third Party Sale of [***] Claims unless the aggregate consideration in such sale is greater than the Hazel Floor Price. In the event the principal amount of the Operational Collection Floor is outstanding as of the consummation of the closing of the Third Party Sale of All [***] Claims, Owner Pledgor and the [***] Claims Subsidiary shall use the consideration from the Third Party Sale of All [***] Claims to pay (or caused to be paid) to the Lender in full such outstanding principal amount. Additionally, to the extent there are any proceeds after the consummation of the Third Party Sale of All [***] Claims after taking into account, to the extent applicable, such payment in full of any outstanding principal amount of the Operational Collection Floor, each of Owner Pledgor and the [***] Claims Subsidiary agree that (i) fifty percent (50%) of the Excess Consideration for All [***] Claims (as defined below) shall be made available to Owner Pledgor solely for use for the operational expenses of the Owner Pledgor and (ii) fifty percent (50%) of the Excess Consideration for All [***] Claims shall be used to pay down Term A Loan and Term B Loan, pro-rata. For purposes of this Section 4.1, “Excess Consideration for All [***] Claims” means an amount equal to the aggregate consideration in the Third Party Sale of All [***] Claims minus the Hazel Floor Price. In the event that a Third Party Sale of All [***] Claims is consummated in accordance with this Section 4.1, the Lender agrees that the [***] Claims will be removed as Collateral under the Existing Credit Agreement upon the consummation of the closing of the Third Party Sale of All [***] Claims.

4.2 Third Party Sale of Specified [***] Claims. In the event that either Owner Pledgor or the [***] Claims Subsidiary receives an offer (whether solicited or unsolicited) to sell fifty percent (50%) of the [***] Claims owned by the [***] Claims Subsidiary as of immediately following the Contribution to any Person (including Virage Recovery Master LP or any of its Affiliates so long as any such sale is on an arms-length basis) other than Owner Pledgor or any of its Affiliates, Owner Pledgor or the [***] Claims Subsidiary, as

applicable, shall notify the Lender in writing of the proposed sale (such written notice, the “Sale Notice for Specified [***] Claims” and such sale, the “Third Party Sale of Specified [***] Claims”). The Sale Notice for Specified [***] Claims shall set forth (a) either (1) the aggregate consideration for the Third Party Sale of Specified [***] Claims and terms and conditions of payment offered by such proposed purchaser or (2) an assessment and appraisal of the [***] Claims, (b) as an attachment, the proposed form of purchase agreement, if available, and (c) a time and place of closing, which shall be no later than sixty (60) days after the date such Sale Notice for Specified [***] Claims is sent; provided, however, if the exercise of the Third Party Sale of Specified [***] Claims in accordance with the foregoing would cause an adverse accounting change, then the closing shall be modified as may be required by applicable accounting standards to avoid an adverse change in accounting treatment. Each of Owner Pledgor and the [***] Claims Subsidiary shall provide the Lender and its representatives reasonable access during normal business hours to the relevant books and records relating to the [***] Claims and senior personnel of Owner Pledgor and the [***] Claims Subsidiary. Each of Owner Pledgor and the [***] Claims Subsidiary shall continue providing such access throughout the thirty-day (30-day) period following Owner Pledgor’s or the [***] Claims Subsidiary’s, as applicable, delivery of the Sale Notice for Specified [***] Claims to the Lender (the “Review Period for Specified [***] Claims”). Promptly following the Review Period for Specified [***] Claims, the Lender shall deliver to Owner Pledgor the Hazel Floor Price with respect to the Third Party Sale of Specified [***] Claims (determined as provided above). In the event the principal amount of the Operational Collection Floor is outstanding as of the consummation of the closing of the Third Party Sale of Specified [***] Claims, Owner Pledgor and the [***] Claims Subsidiary shall use the consideration from the Third Party Sale of Specified [***] Claims to pay (or caused to be paid) to the Lender in full such outstanding principal amount. Additionally, to the extent there are any proceeds after the consummation of the Third Party Sale of Specified [***] Claims after taking into account, to the extent applicable, such payment in full of any outstanding principal amount of the Operational Collection Floor, each of Owner Pledgor and the [***] Claims Subsidiary agree that (a) fifty percent (50%) of the Excess Consideration for Specified [***] Claims (as defined below) shall be made available to Owner Pledgor solely for use for the operational expenses of the Owner Pledgor and (b) fifty percent (50%) of the Excess Consideration for Specified [***] Claims shall be used to further pay down Term A Loan and Term B Loan, pro-rata. For purposes of this Section 4.2, “Excess Consideration for Specified [***] Claims” means an amount equal to the aggregate consideration in the Third Party Sale of Specified [***] Claims minus fifty percent (50%) of the Hazel Floor Price as determined for the Third Party Sale of Specified [***] Claims. In the event that a Third Party Sale of Specified [***] Claims is consummated in accordance with this Section 4.2, the Lender agrees that the [***] Claims included in such sale will be removed as Collateral under the Existing Credit Agreement upon the consummation of the closing of the Third Party Sale of Specified [***] Claims.

ARTICLE V

AMENDMENTS TO SECURITY AGREEMENTS

5.1. Subject to the terms and conditions of this Amendment, and provided that Borrower is not in an Event of Default hereunder, or under the Security Agreements or the Guaranty Agreement, Administrative Agent shall promptly release the Mortgage and the Guaranty Agreement after Borrower (i) has timely and fully repaid the principal amount of the Operational Collection Floor (i.e., the equivalent of the dollar amounts drawn by Borrower under Section 2(c)(ii) of the Credit Agreement) or (ii) has fully repaid all of the drawn amounts under the Operational Collection Floor as of and by no later than December 31, 2024, both (a) on a drawn and funded basis and (b) on a dollar per dollar basis. For the avoidance of doubt, to the extent any proceeds are applied to the Operational Collection Floor pursuant to and in compliance with Section 4.1 or 4.2 hereof, the Mortgage and Guaranty Agreement will be released by the Administrative Agent promptly after the principal amount of the Operational Collection Floor is fully repaid in accordance with the terms herein. Notwithstanding the foregoing, in the event that any repayment of the Operational Collection Floor pursuant to the terms herein should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (individually and collectively, a “Voidable Transfer”), or if Administrative Agent or Lender, as applicable, is otherwise required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the advice of its legal counsel, then, as to any such Voidable Transfer, or the amount thereof that Administrative Agent or Lender, as applicable, is required or elects to repay or restore, and as to all out-of-pocket costs and out-of-pocket expenses, including reasonable attorneys’ fees, of Administrative Agent and Lender related thereto, the liabilities and obligations of Borrower and each Guarantor, as applicable, under the Mortgage and Guaranty Agreement automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made, to the extent thereof. Accordingly, the provisions of this Section 5.1 concerning the release of the Mortgage and Guaranty Agreement shall immediately become null and void with respect to such Voidable Transfer and the Mortgage and Guaranty Agreement shall remain in full force and effect.

ARTICLE VI

LIMITED WAIVER

6.1. Pursuant to Section 7.2(c) of the Existing Credit Agreement, the Borrower has covenanted to, among other things, deliver, within (180) days after the end of each Calendar Year, consolidated annual financial statements and a report thereon of Deloitte or independent certified public accountants selected by the Credit Parties (other than Mortgagor and Mortgagor Parent) and reasonably acceptable to the Administrative Agent, which report shall be unqualified as to going concern (such report, the “Going Concern Report”) and scope of audit. The Borrower has requested that Administrative Agent and Lender waive compliance with Section 7.2(c) of the Existing Credit Agreement solely with respect to the Going Concern Report for the calendar year ending December 31, 2024, and any resulting Event of Default or Default therefrom. The Administrative Agent and Lender agree to such limited waiver, conditioned upon the timely receipt by the Administrative Agent of a waiver, in form and substance reasonably satisfactory to Administrative Agent, from Virage Recovery Master LP and its Affiliates effectively waiving delivery of the Going Concern Report for the calendar year ending December 31, 2024, and any resulting breaches therefrom.

ARTICLE VII

MISCELLANEOUS

7.1. Nothing herein contained shall be construed as a substitution or novation of any of the obligations outstanding under the Existing Credit Agreement or the other Credit Documents and shall continue on the terms thereof except as expressly amended or waived by this Amendment. The Borrower hereby ratifies and confirms all of the Obligations under the Existing Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party.

7.2. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by electronic signature shall be effective as delivery of a manually executed counterpart.

7.3. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns pursuant to the terms of Section 12.5 of the Existing Credit Agreement.

7.4. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

7.5. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER: SUBROGATION HOLDINGS, LLC,

a Delaware limited liability company

By:
Name: John H. Ruiz
Title: Authorized Person

OWNER PLEDGOR: MSP RECOVERY, LLC,
a Florida limited liability company

By:
Name: John H. Ruiz
Title: Authorized Person

MORTGAGOR PARENT: JRFQ HOLDINGS, LLC,
a Delaware limited liability company

By:
Name: John H. Ruiz
Title: Authorized Person

MORTGAGOR: 4601 CORAL GABLES PROPERTY, LLC,
a Florida limited liability company

By:
Name: John H. Ruiz
Title: Authorized Person

GUARANTOR: MSP RECOVERY, LLC,
a Florida limited liability company

By:
Name: John H. Ruiz
Title: Authorized Person

Signature Page If numpages 12 = 1 #505781604_v3 ""

ASSIGNEE: SERIES 15-09-321,

a registered series of MSP Recovery Claims, Series LLC and a Subsidiary of the Borrower,

By:
Name: John H. Ruiz
Title: Authorized Person

[***] CLAIMS SUBSIDIARY: NY CLAIMS HOLDINGS, LLC,
a Delaware limited liability company

By:
Name: John H. Ruiz
Title: Authorized Person

Agreed and Acknowledged By:

CLAIMS RR, LLC: CLAIMS RR, LLC,

By:
Name: John H. Ruiz
Title: Authorized Person

Signature Page

ADMINISTRATIVE AGENT: HAZEL PARTNERS HOLDINGS LLC

By:
Name: Christopher Guth
Title: Authorized Person

LENDERS: HAZEL PARTNERS HOLDINGS LLC,
as a Lender

By:
Name: Christopher Guth
Title: Authorized Person

Signature Page

For purposes of Section 11 of the Credit Agreement:

Agreed to and acknowledged by:

HHI AGENT: HAZEL HOLDINGS I LLC

By:
Name: Christopher Guth
Title: Authorized Person

HHI LENDER: HAZEL HOLDINGS I LLC,
as a Lender

By:
Name: Christopher Guth
Title: Authorized Person

Signature Page If numpages 12 = 1 #505781604_v3 ""